UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2005

Napster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

Napster, Inc.

9044 Melrose Ave.

Los Angeles, CA 90069

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 281-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On May 11, 2005, Napster, Inc. (the “Company”) announced that its financial statements in the Current Report on Form 8-K filed March 8, 2005 (the “Original Form 8-K”) for the fiscal years ended March 31, 2004, 2003 and 2002 should not be relied upon and will be restated.

On December 17, 2004, the Company completed the sale of its Consumer Software Division (“CSD”) and, accordingly, reflected the CSD as a discontinued operation in the financial statements for the three and nine months ended December 31, 2004 and 2003 included in Form 10-Q. The Company also reclassified CSD as a discontinued operation in the financial statements for the years ended March 31, 2004, 2003 and 2002 included in the Form 8-K.

Due to the losses from continuing operations in all periods, the Company did not allocate any portion of the tax provision in the periods presented in the Form 8-K to the continuing operations. Instead, the entire tax provision was reflected in the discontinued operation. However, in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“FAS109”), the tax benefit of utilizing the operating losses from continuing operations to offset taxable gains in the discontinued operation should have been reflected in continuing operations. In the revised presentation, the Company will report an additional tax benefit in the continuing operations and an equal offsetting tax provision in the discontinued operation for each period presented. The re-allocation will have no impact on net income (loss), cash flows or the balance sheet of the Company in any period presented.

The impact of this re-allocation is an additional tax benefit in the continuing operations of $4.5 million, $7.2 million, and $6.1 million for the twelve month periods ended March 31, 2004, 2003 and 2002, respectively.

The purpose of this Amendment No. 1 to Current Report on Form 8-K/A is to amend the Original Form 8-K, in order to reclassify CSD as a discontinued operation and restate the financial statements included therein. The Original Form 8-K was initially filed with the SEC to update the following Items of the Company’s Form 10-K (the “Original Form 10-K”), initially filed with the SEC on June 14, 2004, as amended by Amendments No. 1 and No. 2 to Annual Report on Form 10-K/A filed with the SEC on July 29, 2004 and November 15, 2004, respectively:

•	Part II, Item 5(a): Audited Consolidated Financial Statements;

•	Part II, Item 6: Selected Historical Consolidated Selected Financial and Other Data;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8: Supplemental Data.

This Form 8-K/A does not reflect events occurring after the filing of the Original Form 10-K, or modify or update the disclosures presented in the Original Form 10-K, Amendment No. 1 and Amendment No. 2, except to give effect to the reclassification of CSD as a discontinued operation, to include certain subsequent events in Footnote 19 to the Consolidated Financial Statements filed as Exhibit 99.1 hereto and to reflect the re-allocation of the tax provision described above. The information filed with this Form 8-K/A should be read together with Amendment No. 2 to Annual Report on Form 10-K/A, and the Company’s subsequent SEC filings, including its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Additional detail regarding the restatement of the Company’s financial statements is included in Note 18 of the Notes to the Consolidated Financial Statements included in Exhibit 99.1 of this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements including Report of Independent Registered Public Accounting Firm

99.2	Selected Historical Consolidated Financial and Other Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Supplemental Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005

Napster, Inc. (Registrant)

By:	/s/ William E. Growney, Jr.
Name:	William E. Growney, Jr.
Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements including Report of Independent Registered Public Accounting Firm

99.2	Selected Historical Consolidated Financial and Other Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Supplemental Data

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